SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the  Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting  Material  Pursuant  to  ss.  240.14a-11(c)  or  ss.
     240.14a-12

                               ASB FINANCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
              --------------------------------------
         2)   Form, Schedule or Registration Statement No.:
              --------------------------------------
         3)   Filing Party:
              --------------------------------------
         4)   Date Filed:
              --------------------------------------

                               ASB FINANCIAL CORP.
                             503 Chillicothe Street
                             Portsmouth, Ohio 45662
                                 (740) 354-3177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 1999 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held in the Best Western Motor Inn of Portsmouth, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 27, 1999, at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.   To elect three directors of ASB for terms expiring in 2000;

2. To ratify the selection of Grant Thornton LLP as the auditors of ASB for the current fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of ASB of record at the close of business on August 31, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                        By Order of the Board of Directors



                                        /s/Robert M. Smith, President

Portsmouth, Ohio                        Robert M. Smith, President
September 17, 1999

                               ASB FINANCIAL CORP.
                             503 Chillicothe Street
                             Portsmouth, Ohio 45662
                                 (740) 354-3177

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of ASB Financial Corp. ("ASB") for use at the 1999 Annual Meeting of Shareholders of ASB to be held in the Best Western Motor Inn of Portsmouth, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 27, 1999, at 11:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by ASB before the Proxy is exercised or by giving notice of revocation to ASB in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

               FOR the  reelection of William J. Burke,  Lee O. Fitch and Gerald
               R. Jenkins as directors of ASB for terms expiring in 2000; and

               FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of ASB for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of ASB and American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by ASB.

         Only shareholders of record as of the close of business on August 31, 1999 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. ASB's records disclose that, as of the Voting Record Date, there were 1,746,924 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of ASB on or about September 17, 1999.


                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and ASB's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld will not be counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the three nominees.

Ratification of Selection of Auditors

         The affirmative vote of the holders of a majority of the shares of ASB represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of ASB for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to ASB to own beneficially more than five percent of the outstanding common shares of ASB as of August 31, 1999:

                                    Amount and nature of              Percent of
Name and Address                     beneficial ownership         shares outstanding
ASB Financial Corp. Employee
   Stock Ownership Plan
1201 Broadway                            157,407 (1)                    9.01%
Quincy, Illinois 62301


---------------------------

(1) Includes 88,824 unallocated shares with respect to which First Bankers Trust, N.A., as the Trustee for the ASB Financial Corp. Employee Stock Ownership Plan (the "ESOP"), has sole voting power. First Bankers Trust Company, N.A. (the "ESOP Trustee"), has shared investment power over all shares held in the ESOP Trust and sole voting power over shares held in the ESOP Trust which have not been allocated to the accounts of ESOP participants.

         The following table sets forth certain information with respect to the number of common shares of ASB beneficially owned by each director of ASB and by all directors and executive officers of ASB as a group as of August 31, 1999:



                                        Amount and nature of                     Percent of
Name and Address (1)                    beneficial ownership (2)           shares outstanding (3)
--------------------                   -------------------------          ----------------------
William J. Burke                              21,250 (4)                            1.21%
Lee O. Fitch                                  48,592 (5)                            2.77
Gerald R. Jenkins                             60,597 (6)                            3.42
Louis M. Schoettle, M.D.                      30,961 (7)                            1.77
Robert M. Smith                               49,146 (8)                            2.77
All directors and executive
    officers of ASB
    as a group (8 persons)                   234,940 (9)                           12.84%

-----------------------------

(1) Each of the persons listed in this table may be contacted at the address of ASB.

(2) All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3) Assumes a total of 1,746,924 common shares outstanding, plus the number of shares such person or group has the right to acquire within 60 days, if any.

(4)  Includes 7,070 shares which may be acquired upon the exercise of an option.

(5) Includes 6,070 shares which may be acquired upon the exercise of an option and 19,021 shares held by the MRP as to which Mr. Fitch has shared voting power as a Trustee of the MRP.

(6) Includes 23,475 shares which may be acquired upon the exercise of an option, 1,499 shares owned by Mr. Jenkins' spouse and 21,029 shares as to which Mr. Jenkins has shared voting and investment power.

(7) Includes 7,070 shares which may be acquired upon the exercise of an option and 21,883 shares as to which Dr. Schoettle has shared voting and investment power.

(8) Includes 24,726 shares which may be acquired upon the exercise of an option, 3,533 shares owned by Mr. Smith's spouse and 14,008 shares as to which Mr. Smith has shared voting and investment power.

(9) Includes 82,293 shares which may be acquired upon the exercise of options, 19,021 shares held by the MRP as to which Mr. Fitch has shared voting power as Trustee of the MRP and 62,441 shares as to which the officers and directors of ASB have shared voting and investment power.

                               BOARD OF DIRECTORS

Election of Directors

         Prior to the death of Victor W. Morgan, a director of ASB from 1995 to October 1998, the Board of Directors consisted of six directors divided into two classes. The Board has amended the Regulations to reduce the number of directors to five and, pursuant to Ohio law, there is now only a single class of directors who must be reelected annually beginning in the year 2000. In accordance with
Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         Each of the directors of ASB is also a director of American. Each nominee became a director of ASB in connection with the conversion of American from mutual to stock form (the "Conversion") and the formation of ASB as the holding company for American.

         The Board of Directors proposes the reelection of the following persons to serve as directors of ASB until the annual meeting of shareholders in 2000 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                        Director
                                                                         of ASB
Name                      Age (1)          Position(s) held              since
----                      -------          ----------------              -----
William J. Burke            58             Director                       1995
Lee O. Fitch                83             Director                       1995
Gerald R. Jenkins           64             Chairman of the Board          1995


-----------------------------

(1)  As of September 15, 1999.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                             Director
                                                                              of ASB
Name                           Age (1)          Position(s) held               since         Term expires
----                           -------          ----------------              ------        ------------
Louis M. Schoettle, M.D.          73            Director                       1995              2000
Robert M. Smith                   53            Director and President         1995              2000


-----------------------------

(1)  As of September 15, 1999.

         Mr. Burke is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1977.

     Mr. Fitch is a shareholder and director of the law firm of Miller, Searl and Fitch, L.P.A. He has practiced law with Miller, Searl and Fitch since 1950.

     Mr. Jenkins retired as the President and Chief Executive Officer of ASB and American effective January 1998. Prior to becoming President in 1983, he held various positions at American including Secretary and Vice President.

     Dr. Schoettle is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

     Mr. Smith has been employed by American since 1966 and is currently the President and Chief Executive Officer of American. In 1998, he was also named the President of ASB. Prior positions held by Mr. Smith with American include Secretary, Treasurer and Executive Vice President.

Meetings of Directors

     The Board of Directors of ASB met 10 times for regularly scheduled and special meetings.

     Each director of ASB is also a director of American. The Board of Directors of American met 12 times for regularly scheduled and special meetings during the fiscal year ended June 30, 1999.

Committees of Directors

     The Board of Directors of ASB has an Audit Committee, a Compensation Committee and an Executive Committee. The full Board of Directors serves as a nominating committee.

     The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Mr. Fitch and Dr. Schoettle. The Audit Committee met once during the fiscal year ended June 30, 1999.

     The Compensation Committee is comprised of Mr. Fitch and Dr. Schoettle. The function of the Finance Committee is to determine compensation for American's executive officers and to make recommendations to the Board of Directors regarding employee compensation matters, to administer the ASB Financial Corp. Stock Option and Incentive Plan (the "Stock Option Plan") and to administer the MRP.

     The members of the Executive Committee are Messrs. Burke, Fitch and Smith and Dr. Schoettle. The Executive Committee is authorized to act on behalf of the Board of Directors between regular meetings of the Board. The Executive Committee met seven times during the fiscal year ended June 30, 1999.

                               EXECUTIVE OFFICERS

         In addition to Mr. Smith, the President of both ASB and American, the following persons are executive officers of ASB and American and hold the designated positions:

     Name                     Age (1)            Position(s) held
     Carlisa R. Baker            37              Treasurer of American and ASB

     Mary Kathryn Fish           48              Secretary of American and ASB

     Jack A. Stephenson          47              Vice President/Lending of American


     -----------------------------

     (1)  As of September 15, 1999.


     Ms. Baker has been employed by American since 1979. In 1993, she was promoted to her present position as Treasurer. In that capacity, she is responsible for American's accounting department. Ms. Baker has served as the Treasurer of ASB since November 1995.

     Ms. Fish has been employed by American since 1984. She is responsible for American's deposit activities. She has also served as American's corporate Secretary since 1993 and ASB's corporate Secretary since January 1995.

     Mr. Stephenson has been employed by American since 1987. Since 1988 he has served as American's Vice President responsible for lending activities.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table sets forth the compensation paid to Robert M. Smith, the President of ASB and American, for the fiscal years ended June 30, 1999, 1998 and 1997. No other executive officer of ASB earned salary and bonus in excess of $100,000 during such periods.

                           Summary Compensation Table
                           --------------------------

                                          --------------------------------------------------------------------------------
                                          Annual compensation            Long term compensation             All other
                                                                                                         compensation (1)
    ----------------------------------------------------------------------------------------------------------------------
                                                                                 Awards
                                                                    ---------------------------------
    Name and principal          Year    Salary ($)   Bonus ($)       Restricted         Securities
    position                                                        stock awards        underlying
                                                                        ($)          options/SARs (#)
                                ------------------------------------------------------------------------------------------

    Robert M. Smith             1999      $96,750      $5,000               --                --              $47,451 (2)
       President                1998      $83,800      $3,100               --            44,634 (3)          $40,582 (4)
                                1997       78,750       5,200               --            47,134 (5)          $45,513 (6)


(Footnotes on next page)

      -------------------------

     (1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Smith, the cost of which was less than 10% of their annual salary and bonus.

     (2) Consists of directors' fees of $19,500 and the $27,951 aggregate value of allocations to Mr. Smith's account under the ESOP.

     (3) Represents the number of common shares of ASB underlying options granted to Mr. Smith pursuant to the Stock Option Plan during the fiscal year ended June 30, 1997.

     (4) Consists of directors' fees of $18,900 and the $21,692 aggregate value of allocations to Mr. Smith's account under the ESOP. Represents an adjustment to the number of common shares of ASB underlying options granted to Mr. Smith during the year ended June 30, 1996. Pursuant to the terms of the Stock Option Plan, the Board of Directors adjusted the number of shares covered by, and the exercise price of, the options granted to Mr. Smith in fiscal 1996 in connection with the tax free return of capital paid by ASB in fiscal 1997.

     (5) Consists of directors' fees of $17,000 and the $27,813 aggregate value of allocations to Mr. Smith's account under the ESOP.

Salary Plan

         American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of Messrs. Jenkins and Smith and a retired employee of American. The Plan provides for continued monthly compensation to an employee, or his or her beneficiary, for 180 months following the employee's retirement from American at age 65, provided the employee has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if the employee retires after age 55 and before age 65. If the employee's employment is terminated prior to the employee attaining age 55 for any reason other than total disability or death, the employee is not entitled to receive any benefits under the Salary Plan. The benefit payable to Mr. Smith under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months.

Stock Option Plan

         At the 1995 Annual Meeting of Shareholders of ASB, the Shareholders approved the Stock Option Plan. Pursuant to the Stock Option Plan, 171,396 common shares were reserved for issuance by ASB upon the exercise of options to be granted to certain directors, officers and employees of American and ASB from time to time under the Stock Option Plan. Options to purchase 145,684 common shares of ASB were awarded pursuant to the Stock Option Plan during the 1996 fiscal year. No options were awarded pursuant to the Stock Option Plan during the 1998 and 1999 fiscal years.

         The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to American and ASB on the basis of the individual participant's responsibility, tenure and future potential to American and ASB.

         Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the Stock Option Plan to directors who are not employees of ASB or American will not qualify under the Code and thus will not be incentive stock options ("Non-Qualified Stock Options").

         The option exercise price of each option granted under the Stock Option Plan will be determined by the Committee at the time of option grant, with the exception that the exercise price for an option must not be less than 100% of the fair market value of the shares on the date of the grant. In addition, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of ASB's outstanding common shares. The Committee shall fix the term of each option, except that an ISO shall not be exercisable after the expiration of ten years from the date it is granted; provided, however, that if a recipient of an ISO owns a number of shares representing more than 10% of the ASB shares outstanding at the time the ISO is granted, the term of the ISO shall not exceed five years. One-fifth of such stock options awarded under the Stock Option Plan will become exercisable on each of the first five anniversaries of the date of the award.

         An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding options and any options which have not yet become exercisable shall terminate upon the resignation, removal or retirement of a director of ASB or American, or upon the termination of employment of an officer or employee of ASB or American, except in the case of death or disability.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Smith at June 30, 1999:


                         Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/99 Option /SAR Values


                                                       Number of Securities Underlying   Value of Unexercised In-the-Money
                                                         Unexercised Options/SARs at       Options/SARs at 6/30/99 ($)(1)
Name              Shares Acquired        Value                   6/30/99 (#)                 Exercisable/Unexercisable
                  on Exercise (#)     Realized ($)        Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------
Robert M. Smith            0              N/A                   24,726/19,908                     $66,018/$53,154


-----------------------------

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to the unexercised option by the difference between the $10.08 exercise price and the fair market value of ASB's common shares, which was $12.75 on June 30, 1999, based on the closing bid price reported by the Nasdaq National Market.


Management Recognition Plan

         At the 1995 Annual Meeting of the Shareholders of ASB, the shareholders approved the MRP. With funds contributed by American, the MRP purchased 68,558 common shares, 34,963 of which were awarded to directors and executive officers of ASB and American during the 1996 fiscal year.

     The MRP is administered by the Compensation Committee. The Compensation Committee determines which directors and employees of American will be awarded shares under the MRP and the number of shares awarded; provided, however, that the aggregate number of shares covered by awards to any one director or employee shall not exceed 25% of the shares held pursuant to the MRP and directors who are not employees of American may not receive more than 5% of such shares individually or 30% in the aggregate.

     Unless the Compensation Committee specifies a longer time period at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant cases to be either a director or an employee of American, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and nonforfeitable.

     The shares will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her prior to such shares being earned and will be entitled to the benefit of any dividends or other distributions paid on such shares. However, a participant will not be allowed, for five years from the effective date of the Conversion, to direct the voting of common shares awarded, but not yet earned and distributed, if such participant would, if permitted to vote such awarded shares, be deemed to own in excess of ten percent (10%) of all issued and outstanding common shares of ASB. Shares that have been awarded, but not earned, may not be transferred.

Employee Stock Ownership Plan

     ASB established the ESOP for the benefit of employees of ASB and its subsidiaries, including American, who are age 21 or older and who have completed at least one year of service with ASB and its subsidiaries. The ESOP provides an ownership interest in ASB to all full-time employees of ASB and its subsidiaries.

     Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled, or die during the plan year, all other participants must have completed as least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years. Employees of ASB and American were given credit for vesting purposes for years of service to American prior to the effective date of the ESOP. Vesting is accelerated upon retirement at or after age 65, death, disability or termination of the ESOP. Shares allocated to the account of a participant whose employment by American terminates prior to having satisfied the vesting requirement will be forfeited. Forfeitures will be reallocated among remaining participating employees. Benefits may be paid either in ASB's common shares or in cash. Benefits may be payable upon retirement, death, disability or separation from service. Benefits payable under the ESOP cannot be estimated.

     ASB common shares and other ESOP funds are held and invested by the ESOP Trustee. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. The ESOP Trustee has no authority to vote allocated shares in respect of which no instructions are received from the participating employee. Unallocated shares are voted by the ESOP Trustee in its sole discretion.

     As of August 31, 1999, 68,583 of the 157,407 common shares of the Company held in the ESOP Trust had been allocated to the accounts of participants.

Director Compensation

         Each director currently receives a fee of $450 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each member of American's Audit Committee receives $50 per committee meeting attended.

         In December 1981 American instituted a deferred compensation benefit plan pursuant to which the directors could defer payment of their director's fees. Effective April 14, 1995, each of the six directors entered into agreements with American which restated such plan, transferred all amounts previously deferred to a trust, and provided that all future deferred amounts be contributed to the trust. The amounts deferred will be used to purchase common shares of ASB at various times throughout the year. Dividends on ASB shares, to the extent permitted by law and regulations governing ASB's operations, shall be reinvested in ASB shares. One month after a director ceases to be an active director of American, American shall pay the director's deferred amount in a lump sum, or at the director's option, in equal monthly payments for a period of not less than five nor more than ten years. The deferred amount shall be paid in common shares of ASB unless American shall deem it prudent to convert the shares into cash.

         If a director dies while serving as a director of American, equal monthly payments for a period of ten years will be made to the director's beneficiary. Such death benefit payments will total the amount the director would have received if he had retired on the day of his death.


                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton as the auditors of ASB for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in ASB's proxy statement for the 2000 Annual Meeting of Shareholders should be sent to ASB by certified mail and must be received by ASB not later than May 31, 2000.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                          By Order of the Board of Directors



                                          /s/Robert M. Smith, President

September 17, 1999                        Robert M. Smith, President

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               ASB FINANCIAL CORP.

             ASB FINANCIAL CORP. 1999 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 27, 1999

         The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints Louis M. Schoettle and Robert M. Smith, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held at the Best Western Motor Inn of Portsmouth, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 27, 1999, at 11:00 a.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of three directors for terms expiring in 2000:

      [  ]   FOR all nominees                    [  ]   WITHHOLD authority to
             listed below                               Vote for all nominees
             (except as marked to the                   Listed below:
               contrary below):

                                William J. Burke
                                  Leo O. Fitch
                                Gerald R. Jenkins

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of ASB for the current fiscal year.


     [  ]   FOR                 [  ]  AGAINST                [  ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: Please sign and date this Proxy on the reverse side.

     The Board of Directors recommends a vote "FOR" the nominees and the proposal listed on the reverse side.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1999 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

     Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.



----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.